Commitments and Contingencies (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Lease commitments for office space
Total payments due for office leases	$ 1,459
Payments due for office leases in Less than 1 year	773
Payments due for office leases in 1-2 Years	537
Payments due for office leases in 3-4 Years	149
Payments due for office leases After 4 Years